UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           January 15, 1998


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 11 pages.

ITEM 5. OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the fourth quarter of 1997, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued January 15, 1998

January 14, 1998


FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                    MEDIA
B. Gloyden Stewart, Jr.   Scott E. Reed                     Bob Denham
Senior Vice President     Senior Executive Vice President   Vice President
Investor Relations        Chief Financial Officer           Public Relations
(919) 246-4219            (336) 733-3088                    (336) 733-2202

BB&T reports record 1997 earnings;
recurring earnings per share increase 17%

   WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBK) reported today record 1997 earnings totaling $408.6 million, or $2.96 per share, before net pre-tax charges of $67.9 million primarily associated with completing the acquisition of United Carolina Bancshares Corporation (UCB). Excluding nonrecurring charges, 1997 earnings per share increased 17.0% compared to 1996.

   For the fourth quarter of 1997, BB&T earned $109.4 million on a recurring basis compared to $90.0 million in 1996. Recurring earnings per share were $.80 compared to $.65 in 1996, an increase of 23.1%. BB&T's fourth quarter 1997 recurring results produced a return on average assets of 1.56% and a return on average equity of 20.44%, compared to prior year ratios of 1.41% and 17.47%, respectively.

   Including the nonrecurring charges, BB&T earned $359.9 million, or $2.60 per share, for the year ended 1997 compared to $330.2 million, or $2.38 per share, in 1996. For the fourth quarter of 1997, net income totaled $103.4 million, or $.75 per share, compared to $90.0 million, or $.65 per share, in the fourth quarter of 1996.

   BB&T has continued to pursue a strategy of economically feasible acquisitions during the fourth quarter. On Oct. 29, 1997, BB&T announced plans to merge with Life Bancorp, Inc. (Life) of Norfolk, Va. Life has $1.5 billion in assets and operates 20 full service banking offices in the Norfolk, Virginia Beach, Chesapeake, Portsmouth and Suffolk communities of Virginia. On Dec. 15, 1997, BB&T announced plans to acquire Franklin Bancorporation, Inc. (Franklin) of Washington, D.C. Franklin, with $535 million in assets, operates nine full service banking offices, six in the District of Columbia, one in Bethesda, Md., and two in the Alexandria and Tysons Corner communities of Northern Virginia.

   As a result of these transactions, BB&T will have the largest share of deposits in the Southside Hampton Roads area of Virginia and will bring BB&T's total assets in Virginia and the metropolitan Washington, D.C. area to approximately $4 billion.

  On Dec. 3, 1997, Standard & Poor's Financial Information Services added BB&T to the S&P 500 Index, a leading measure of stock market performance among major U.S. companies.

   BB&T had $29.2 billion in assets and 506 banking offices in the Carolinas and Virginia as of Dec. 31, 1997. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBK. The closing price of BB&T's common stock on Jan. 13 was $xx.xx per share. For additional information about BB&T's financial performance, products and services, please visit our website at www.BBandT.com.




                      QUARTERLY PERFORMANCE SUMMARY                           B. Gloyden Stewart, Jr.
                       BB&T Corporation (NYSE:BBK)                            Senior Vice President           (919) 246-4219
                                  Page 3                                      Investor Relations              (919) 246-4871

                                                                For the Three Months Ended             Increase (Decrease)
(Dollars in thousands, except per share data)                   12/31/97          12/31/96              $                 %
INCOME STATEMENT

Interest income - taxable equivalent                      $     564,259    $       507,919    $       56,340            11.1 %
Interest expense                                                270,027            237,127            32,900            13.9

Net interest income - taxable equivalent                        294,232            270,792            23,440             8.7

Less: Taxable equivalent adjustment                              15,223              9,755             5,468            56.1

 Net interest income                                            279,009            261,037            17,972             6.9

Provision for loan & lease losses                                21,999             18,350             3,649            19.9

 Net interest income after provision
   for loan & lease losses                                      257,010            242,687            14,323             5.9

Noninterest income                                              118,479             95,058            23,421            24.6
Noninterest expense                                             221,560            206,228            15,332             7.4

Income before income taxes                                      153,929            131,517            22,412            17.0
Provision for income taxes                                       50,533             41,533             9,000            21.7

 Net income                                               $     103,396    $        89,984    $       13,412            14.9 %

PER SHARE DATA

   Basic earnings                                         $         .77    $          .66     $          .11            16.7 %
   Diluted earnings                                                 .75               .65                .10            15.4

   Weighted average shares -        Basic                   134,771,192       136,716,378
                                  Diluted                   137,398,744       139,001,896
   Dividends paid on common shares                        $         .31   $           .27     $          .04            14.8 %
PERFORMANCE RATIOS

   Return on average assets                                        1.47 %            1.41 %
   Return on average equity                                       19.31             17.47
   Net yield on earning assets (taxable equivalent)                4.49              4.51
   Efficiency (taxable equivalent) *                               51.4              56.5


                                                            For the Twelve Months Ended             Increase (Decrease)
(Dollars in thousands, except per share data)                      12/31/97     12/31/96            $                 %
INCOME STATEMENT

   Interest income - taxable equivalent                $      2,175,798   $     1,970,716     $      205,082            10.4 %
   Interest expense                                           1,023,415           926,870             96,545            10.4

   Net interest income - taxable equivalent                   1,152,383         1,043,846            108,537            10.4

   Less: Taxable equivalent adjustment                           52,858            36,146             16,712            46.2

    Net interest income                                       1,099,525         1,007,700             91,825             9.1

   Provision for loan & lease losses                             89,850            62,511             27,339            43.7

    Net interest income after provision for
      loan & lease losses                                     1,009,675           945,189             64,486             6.8

   Noninterest income                                           474,914           353,468            121,446            34.4
   Noninterest expense                                          937,150           808,550            128,600            15.9

   Income before income taxes                                   547,439           490,107             57,332            11.7
   Provision for income taxes                                   187,497           159,932             27,565            17.2

    Net income                                         $        359,942   $       330,175     $       29,767             9.0 %

PER SHARE DATA

   Basic earnings                                      $           2.65   $          2.42                .23             9.5 %
   Diluted earnings                                                2.60              2.38                .22             9.2

   Weighted average shares -                    Basic       135,742,174       136,024,587
                                              Diluted       138,220,057       138,955,834
   Dividends paid on common shares                     $           1.16   $          1.00                .16            16.0 %

PERFORMANCE RATIOS

   Return on average assets                                        1.34 %            1.33 %
   Return on average common equity                                17.01             16.73
   Return on average total equity                                 17.01             16.63
   Net yield on earning assets (taxable equivalent)                4.55              4.48
   Efficiency (taxable equivalent) *                               51.9              55.4


NOTES:   Applicable ratios are annualized.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.

                      QUARTERLY PERFORMANCE SUMMARY                           B. Gloyden Stewart, Jr.
                       BB&T Corporation (NYSE:BBK)                            Senior Vice President           (919) 246-4219
                                  Page 4                                      Investor Relations              (919) 246-4871

                                                             For the Three Months Ended             Increase (Decrease)
(Dollars in thousands, except per share data)              12/31/97        12/31/96             $                  %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                 $    564,394   $    507,919    $     56,475                11.1 %
   Interest expense                                          270,027        237,127          32,900                13.9

   Net interest income - taxable equivalent                  294,367        270,792          23,575                 8.7

   Less: Taxable equivalent adjustment                        15,233          9,755           5,478                56.2

    Net interest income                                      279,134        261,037          18,097                 6.9

   Provision for loan & lease losses                          21,999         18,350           3,649                19.9

    Net interest income after provision
      for loan & lease losses                                257,135        242,687          14,448                 6.0

   Noninterest income                                        118,752         95,058          23,694                24.9
   Noninterest expense                                       212,365        206,228           6,137                 3.0

   Income before income taxes                                163,522        131,517          32,005                24.3
   Provision for income taxes                                 54,106         41,533          12,573                30.3

    Net income excluding nonrecurring items                  109,416         89,984          19,432                21.6

    Nonrecurring items, net of tax                             6,020           --             6,020                 NM

    Net income                                          $    103,396   $     89,984    $     13,412                14.9 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                       $        .81   $        .66    $         .15               22.7 %
   Diluted earnings                                              .80            .65              .15               23.1

   Weighted average shares -                 Basic       134,771,192    136,716,378
                                           Diluted       137,398,744    139,001,896
   Dividends paid on common shares                      $        .31   $        .27    $         .04               14.8 %

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                     1.56 %         1.41 %
   Return on average equity                                    20.44          17.47
   Net yield on earning assets (taxable equivalent)             4.49           4.51
   Efficiency (taxable equivalent) *                            51.4           56.5


                                                         For the Twelve Months Ended            Increase (Decrease)
(Dollars in thousands, except per share data)              12/31/97        12/31/96            $                  %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                 $  2,175,933   $  1,970,716    $    205,217                10.4 %
   Interest expense                                        1,023,415        926,870          96,545                10.4

   Net interest income - taxable equivalent                1,152,518      1,043,846         108,672                10.4

   Less: Taxable equivalent adjustment                        52,868         36,146          16,722                46.3

    Net interest income                                    1,099,650      1,007,700          91,950                 9.1

   Provision for loan & lease losses                          89,850         62,511          27,339                43.7

    Net interest income after provision
      for loan & lease losses                              1,009,800        945,189          64,611                 6.8

   Noninterest income                                        427,404        353,468          73,936                20.9
   Noninterest expense                                       821,850        774,710          47,140                 6.1

   Income before income taxes                                615,354        523,947          91,407                17.4
   Provision for income taxes                                206,714        172,000          34,714                20.2

    Net income excluding nonrecurring items                  408,640        351,947          56,693                16.1

    Nonrecurring items, net of tax                            48,698         21,772          26,926               123.7

    Net income                                          $     59,942   $    330,175    $     29,767                 9.0 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                       $       3.01   $       2.58    $        .43                16.7 %
   Diluted earnings                                             2.96           2.53             .43                17.0

   Weighted average shares -                 Basic       135,742,174    136,024,587
                                           Diluted       138,220,057    138,955,834
   Dividends paid on common shares                      $       1.16   $       1.00    $        .16                16.0 %

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                     1.52 %         1.42 %
   Return on average common equity                             19.31          17.84
   Return on average total equity                              19.31          17.73
   Net yield on earning assets (taxable equivalent)             4.55           4.48
   Efficiency (taxable equivalent) *                            51.9           55.4

NOTES:   Applicable ratios are annualized.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.
         NM - not meaningful.

                      QUARTERLY PERFORMANCE SUMMARY                           B. Gloyden Stewart, Jr.
                       BB&T Corporation (NYSE:BBK)                            Senior Vice President           (919) 246-4219
                                  Page 5                                      Investor Relations              (919) 246-4871

                                                    As of / For the Twelve Months Ended    Increase (Decrease)
(Dollars in thousands)                                    12/31/97          12/31/96           $             %
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                          $     6,697,192  $  6,185,029  $    512,163         8.3 %
   Loans & leases                                              20,289,955    17,746,557     2,543,398        14.3
   Allowance for loan & lease losses                              263,943       230,070        33,873        14.7
   Other earning assets                                           130,296        86,950        43,346        49.9

    Total earning assets                                       27,043,405    23,998,316     3,045,089        12.7

    Total assets                                               29,177,600    25,707,646     3,469,954        13.5

   Noninterest-bearing deposits                                 2,828,715     2,623,429       205,286         7.8
   Interest-bearing deposits                                   17,381,401    16,379,911     1,001,490         6.1

    Total deposits                                             20,210,116    19,003,340     1,206,776         6.4

   Short-term borrowed funds                                    3,015,177     2,280,824       734,353        32.2
   Long-term debt                                               3,282,958     2,054,040     1,228,918        59.8

    Total interest-bearing liabilities                         23,679,536    20,714,775     2,964,761        14.3

    Total shareholders' equity                            $     2,237,637  $  2,071,567  $    166,070         8.0 %

   Average balances

   Securities, at amortized cost                          $     6,342,124  $  6,047,280  $    294,844         4.9 %
   Loans & leases                                              18,916,461    17,186,046     1,730,415        10.1
   Other earning assets                                            52,519        84,167      (31,648)       (37.6)

    Total earning assets                                       25,311,104    23,317,493     1,993,611         8.5

    Total assets                                               26,933,490    24,770,102     2,163,388         8.7

   Noninterest-bearing deposits                                 2,543,546     2,433,123       110,423         4.5
   Interest-bearing deposits                                   16,767,207    16,144,245       622,962         3.9

    Total deposits                                             19,310,753    18,577,368       733,385         3.9

   Short-term borrowed funds                                    2,527,128     2,029,293       497,835        24.5
   Long-term debt                                               2,623,424     1,861,380       762,044        40.9

    Total interest-bearing liabilities                         21,917,759    20,034,918     1,882,841         9.4

   Common equity                                                2,116,010     1,969,821       146,189         7.4
   Preferred equity                                                  --          15,159       (15,159)     (100.0)

    Total shareholders' equity                            $     2,116,010     1,984,980  $    131,030         6.6 %


NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.

                      QUARTERLY PERFORMANCE SUMMARY                           B. Gloyden Stewart, Jr.
                       BB&T Corporation (NYSE:BBK)                            Senior Vice President           (919) 246-4219
                                  Page 6                                      Investor Relations              (919) 246-4871

                                                                    As of / For the Quarter Ended
(Dollars in thousands, except per share data)        12/31/97      9/30/97      6/30/97     3/31/97   12/31/96
INCOME STATEMENT

   Interest income - taxable equivalent

   Interest & fees on loans & leases                 $ 451,816   $ 443,012   $ 436,209   $  408,416  $  398,833
   Interest & dividends on securities                  111,675     110,735     108,631      102,578     107,192
   Interest on short-term investments                      768         387         877          694       1,894
    Total interest income - taxable equivalent         564,259     554,134     545,717      511,688     507,919

   Interest expense

   Interest on deposits                                184,788     185,499     186,643      179,326     181,933
   Interest on short-term borrowed funds                39,201      35,741      32,532       27,005      24,397
   Interest on long-term debt                           46,038      41,602      34,912       30,128      30,797
    Total interest expense                             270,027     262,842     254,087      236,459     237,127

   Net interest income - taxable equivalent            294,232     291,292     291,630      275,229     270,792

   Less: Taxable equivalent adjustment                  15,223      14,169      13,039       10,427       9,755

    Net interest income                                279,009     277,123     278,591      264,802     261,037

   Provision for loan & lease losses                    21,999      21,901      25,100       20,850      18,350

    Net interest income after provision for
      loan & lease losses                              257,010     255,222     253,491      243,952     242,687

   Noninterest income

   Service charges on deposits                          37,282      36,518      37,803       36,456      34,177
   Mortgage banking activities                          16,016      13,742      10,919       11,752      10,910
   Trust revenue                                         8,097       8,498       8,504        6,858       7,652
   Agency insurance commissions                          9,588       9,670       9,205       11,296       7,300
   Other insurance commissions                           3,564       2,696       3,347        3,557       3,534
   Other nondeposit fees & commissions                  29,632      27,924      25,326       22,636      21,788
   Securities gains (losses), net                        1,664         731        (933)         814       2,681
   Other income                                         12,636      55,289       7,084        6,743       7,016
    Total noninterest income                           118,479     155,068     101,255      100,112      95,058

   Noninterest expense

   Personnel expense                                   108,967     121,706     101,054      102,088      97,804
   Occupancy & equipment expense                        36,193      54,013      33,164       31,284      31,568
   Foreclosed property expense                             727         684         677          771         902
   Amortization of intangibles & servicing rights        9,845       6,441       5,536        4,353       4,659
   Other noninterest expense                            65,828     129,829      64,895       59,095      71,295
    Total noninterest expense                          221,560     312,673     205,326      197,591     206,228

   Income before income taxes                          153,929      97,617     149,420      146,473     131,517
   Provision for income taxes                           50,533      36,353      50,760       49,851      41,533

    Net income                                       $ 103,396   $  61,264    $  98,660   $  96,622  $   89,984


PER SHARE DATA

   Basic earnings                                    $     .77   $     .45    $     .72   $     .71  $      .66
   Diluted earnings                                        .75         .45          .71         .69         .65
   Dividends paid on common shares                         .31         .31          .27         .27         .27
   Book value per common share                       $   16.45   $   15.52    $   15.64   $   15.38  $    15.13

NOTE:  Diluted earnings per share, excluding nonrecurring items, were $.80 in the fourth quarter of 1997 & $.76 in the third quarter of 1997.

                      QUARTERLY PERFORMANCE SUMMARY                           B. Gloyden Stewart, Jr.
                       BB&T Corporation (NYSE:BBK)                            Senior Vice President           (919) 246-4219
                                  Page 7                                      Investor Relations              (919) 246-4871

                                                                            As of / For the Quarter Ended
(Dollars in thousands)                                  12/31/97        9/30/97        6/30/97        3/31/97      12/31/96
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                   $     6,697,192  $  6,390,900  $   6,532,307  $   6,258,799  $   6,185,029
   Loans & leases                                       20,289,955    19,198,963     19,131,992     18,570,916     17,746,557
   Allowance for loan & lease losses                       263,943       257,439        251,222        242,253        230,070
   Other earning assets                                    130,296        31,038         32,667         96,981         86,950
    Total earning assets                                27,043,405    25,555,595     25,665,360     24,935,549     23,998,316

    Total assets                                        29,177,600    27,212,111     27,472,081     26,513,412     25,707,646

   Noninterest-bearing deposits                          2,828,715     2,665,266      2,761,412      2,619,058      2,623,429
   Interest-bearing deposits                            17,381,401    16,670,008     17,289,318     16,975,651     16,379,911
    Total deposits                                      20,210,116    19,335,274     20,050,730     19,594,709     19,003,340

   Short-term borrowed funds                             3,015,177     2,391,141      2,324,930      2,197,953      2,280,824
   Long-term debt                                        3,282,958     2,999,743      2,643,534      2,275,539      2,054,040
    Total interest-bearing liabilities                  23,679,536    22,060,892     22,257,782     21,449,143     20,714,775

    Total shareholders' equity                           2,237,637     2,084,226      2,117,747      2,104,488      2,071,567

   Goodwill                                                199,558       106,149        104,593         95,899         58,760
   Core deposit & other intangibles                          6,837         7,213          7,622          8,014          9,259
    Total intangibles                                      206,395       113,362        112,215        103,913         68,019

    Mortgage servicing rights                               68,780        64,911         61,566         55,771         41,891

    Negative goodwill                              $        32,992  $     34,494  $      36,054  $      37,613  $      39,172

   Average balances

   Securities, at amortized cost                   $     6,438,552  $  6,432,481  $   6,399,463  $   6,093,212  $   6,306,888
   Loans & leases                                       19,635,614    19,076,615     18,833,469     18,101,528     17,450,217
   Other earning assets                                     63,196        36,136         57,275         53,543        140,281
    Total earning assets                                26,137,362    25,545,232     25,290,207     24,248,283     23,897,386

    Total assets                                        27,914,984    27,168,511     26,859,692     25,764,559     25,452,779

   Noninterest-bearing deposits                          2,635,523     2,570,993      2,543,576      2,421,438      2,536,556
   Interest-bearing deposits                            16,693,343    16,738,498     17,024,558     16,611,849     16,502,726
    Total deposits                                      19,328,866    19,309,491     19,568,134     19,033,287     19,039,282

   Short-term borrowed funds                             2,882,616     2,637,455      2,436,444      2,142,654      1,888,252
   Long-term debt                                        3,106,477     2,806,159      2,406,161      2,162,518      2,164,007
    Total interest-bearing liabilities                  22,682,436    22,182,112     21,867,163     20,917,021     20,554,985

    Total shareholders' equity                     $     2,124,191  $  2,105,646  $   2,128,949  $   2,105,159  $   2,048,895

RISK-BASED CAPITAL

   Risk-based capital:
    Tier 1                                         $     1,979,462  $  1,924,842  $   1,975,365  $   1,994,710  $   1,997,194
    Total                                                2,724,293     2,668,270      2,703,760      2,474,122      2,461,822
   Risk-based capital ratios:
    Tier 1                                                     9.9 %         9.7 %         10.6 %         10.8 %         11.5 %
    Total                                                     13.7          13.5           14.5           13.4           14.2
   Leverage capital ratio                                      7.2           7.1            7.4            7.8            7.9

PERFORMANCE RATIOS

   Return on average assets                                   1.47 %         .89 %         1.47 %         1.52 %         1.41 %
   Return on average equity                                  19.31         11.54          18.59          18.61          17.47
   Net yield on earning assets (taxable equivalent)           4.49          4.55           4.62           4.57           4.51
   Efficiency (taxable equivalent) *                          51.4          51.7           52.0           52.6           56.5
   Noninterest income as a percentage of total
    income (taxable equivalent) *                             28.5          26.8           25.9           26.5           25.4
   Equity as a percentage of total assets
    end of period                                              7.7           7.7            7.7            7.9            8.1
   Average earning assets as a percentage
    of average total assets                                   93.6          94.0           94.2           94.1           93.9
   Average loans & leases as a percentage
    of average deposits                                      101.6          98.8           96.2           95.1           91.7

CASH FLOW BASIS PERFORMANCE RATIOS**

   Diluted earnings per share                      $           .82   $       .78  $         .73  $         .71  $         .66
   Return on average tangible assets                          1.62 %        1.57 %         1.52 %         1.56 %         1.44 %
   Return on average tangible equity                         22.79         21.38          20.15          19.82          18.43
   Efficiency (taxable equivalent) *                          50.5          50.9           51.2           51.8           55.9

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items for all periods.
         ** Ratios based on recurring earnings adjusted for amortization of assets which reduce regulatory capital.


                      QUARTERLY PERFORMANCE SUMMARY                           B. Gloyden Stewart, Jr.
                       BB&T Corporation (NYSE:BBK)                            Senior Vice President           (919) 246-4219
                                  Page 8                                      Investor Relations              (919) 246-4871

                          As of / For the Quarter Ended
(Dollars in thousands, except per share date)  12/31/97          9/30/97            6/30/97           3/31/97         12/31/96
ASSET QUALITY ANALYSIS

   Allowance For Loan & Lease Losses
    Beginning balance                       $     257,439     $     251,222     $     242,253     $      30,070     $     230,040
    Allowance for acquired loans                   12,012             1,690              --               3,811              --
    Provision for loan & lease losses              21,999            21,901            25,100            20,850            18,350
    Charge-offs                                   (30,936)          (21,880)          (20,491)          (17,330)          (22,419)
    Recoveries                                      3,429             4,506             4,360             4,852             4,099
      Ending balance                        $      63,943     $      57,439     $     251,222     $      42,253           230,070

   Nonperforming Assets
    Nonaccrual loans & leases               $      88,389     $      71,023     $      61,326     $      60,111            62,190
    Foreclosed real estate                         20,443            15,305            14,702            15,460            14,655
    Other foreclosed property                      13,900            13,617            13,056            15,900            13,290
      Nonperforming assets                  $     122,732     $      99,945     $      89,084     $      91,471            90,135

    Loans 90 days or more past due
      & still accruing                      $      46,999     $      39,958     $      37,361     $      40,021            41,742

   Asset Quality Ratios
    Nonaccrual loans & leases as a
      percentage of total loans & leases              .44 %             .37 %             .32 %             .32 %             .35 %
    Nonperforming assets as a percentage of:
      Total assets                                    .42               .37               .32               .34               .35
      Loans & leases plus
       foreclosed property                            .60               .52               .46               .49               .51
    Net charge-offs as a percentage of
      average loans & leases                          .56               .36               .34               .28               .42
    Allowance for loan & lease losses as
      a percentage of loans & leases                 1.30              1.34              1.31              1.30              1.30
    Ratio of allowance for loan & lease losses to:
      Net charge-offs                                2.42 x            3.73 x            3.88 x            4.79 x            3.16 x
      Nonaccrual loans & leases                      2.99              3.62              4.10              4.03              3.70

MEMO ITEMS

   Unrealized appreciation (depreciation) on
    securities available for sale, net of tax  $     44,902     $      39,531     $      18,925     $      (6,011)    $      11,739
   Common stock prices (daily close): High            65.00             55.13             47.13             40.75             36.75
                                       Low            51.94             45.31             35.75             35.25             33.38
                             End of period     $      64.06     $       53.44     $       45.00     $       37.25     $       36.25
   Weighted average shares -         Basic      134,771,192       134,728,444       136,459,830       137,045,361       136,716,378
                                   Diluted      137,398,744       137,363,272       138,810,123       139,338,821       139,001,896
   End of period shares outstanding             136,051,623       134,308,475       135,418,510       136,817,658       136,896,865
   End of period banking offices                        506               486               573               578               574


                                                             As of / For the Twelve Months Ended           Increase  (Decrease)
(Dollars in thousands)                                            12/31/97         12/31/96           $                     %
   Allowance For Loan & Lease Losses
    Beginning balance                                           $   230,070       $   219,052       $    11,018               5.0 %
    Allowance for acquired loans                                     17,513              --              17,513                NM
    Provision for loan & lease losses                                89,850            62,511            27,339              43.7
    Charge-offs                                                     (90,637)          (69,073)           21,564              31.2
    Recoveries                                                       17,147            17,580              (433)             (2.5)
      Ending balance                                            $   263,943       $   230,070       $    33,873              14.7 %
   Asset Quality Ratios
    Net charge-offs as a percentage of
      average loans & leases                                            .39 %             .30 %
    Ratio of allowance for loan & lease losses to
      net charge-offs                                                  3.59 x            4.47 x

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.
         NM - not meaningful.

                      QUARTERLY PERFORMANCE SUMMARY                           B. Gloyden Stewart, Jr.
                       BB&T Corporation (NYSE:BBK)                            Senior Vice President           (919) 246-4219
                                  Page 9                                      Investor Relations              (919) 246-4871

                                                                               For the Quarter Ended
                                                   12/31/97          9/30/97           6/30/97           3/31/97          12/31/96
INTEREST YIELDS/RATES (Taxable equivalent)

   Interest income:
   Securities*                            %            6.94 %            6.89 %            6.79 %            6.73  %         6.80 %
   Loans & leases                                      9.14              9.23              9.29              9.15            9.09
   Other earning assets                                4.82              4.26              6.14              5.26            5.37

    Total earning assets*                              8.59              8.63              8.64              8.51            8.47

   Interest expense:
   Interest-bearing deposits                           4.39              4.40              4.40             4.38             4.39
   Short-term borrowed funds                           5.40              5.38              5.36             5.11             5.14
   Long-term debt                                      5.88              5.88              5.82             5.65             5.66

    Total interest-bearing liabilities                 4.72              4.70              4.66             4.58             4.59

   Net yield on earning assets            %            4.49 %            4.55 %            4.62 %           4.57  %          4.51 %

NOTE:    *Yields calculated based on securities at amortized cost.

                                                                           As of
(Dollars in thousands)                                                   12/31/97
DERIVATIVES: INTEREST RATE SWAPS, CAPS & FLOORS
                                                    Notional      Receive       Pay        Unrealized
   Type                                              Amount        Rate         Rate     Gains (Losses)

   Receive fixed swaps                        $     1,301,000       6.39 %       5.86  $       23,785
   Pay fixed swaps                                    351,930       5.88         5.58            (121)
   Basis swaps                                        100,000       5.70         5.63             --
   Caps & floors                                      676,000         --           --           1,906

   Total                                           $2,428,930       6.25         5.79  $       25,570

                                                                One Year      One to         After
   Contractual Maturity Schedule                     Total       or Less    Five Years    Five Years

   Receive fixed swaps                        $     1,301,000  $ 276,000   $   25,000       500,000
   Pay fixed swaps                                    351,930    103,987      240,143         7,800
   Basis swaps                                        100,000    100,000         --            --
   Caps & floors                                      676,000     11,000      605,000        60,000

   Total                                      $     2,428,930  $ 490,987   $1,370,143  $    567,800

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BB&T CORPORATION
                                                  (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                              Sherry A. Kellett
                                 Executive Vice President and Controller
                                      (Principal Accounting Officer)

Date:  January 15, 1998